UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 1, 2013
Date of Report (Date of Earliest Event Reported)

HOSPIRA, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-31946	20-0504497
(Commission File Number)	(I.R.S. Employer Identification No.)

275 North Field Drive
Lake Forest, Illinois 60045
(Address Of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code:  (224) 212-2000

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events

On March 1, 2013, the U.S. Food and Drug Administration (“FDA”) completed an inspection of Hospira, Inc.’s (“the Company”) facility located in Rocky Mount, North Carolina, which was conducted by five inspectors over a three week period.  The Company is making this disclosure because the Rocky Mount facility has been subject to an FDA warning letter since April 2010.  At the close of the inspection, the FDA issued a Form 483 with 20 observations, three of which were designated as repeat observations.  A number of the observations deal with matters for which remediation was already underway but not yet complete or are matters previously self-identified for remediation by the Company that are scheduled to be addressed in the latter part of the Company’s remediation and modernization plans.  The Company will be seeking input from the FDA regarding the scope and timing of remediation efforts at the facility.  Over the last few years, the Company has been working with the FDA to balance remediation efforts with the production of market critical drugs and will be dialoguing with the FDA as to whether this balance remains appropriate.

The Company takes this matter seriously.  Any actions by the FDA or the Company in response to this inspection could impact the Company’s ability to increase supply of products to the market, could impact the Company’s costs for remediation activities or have other adverse impacts on the Company’s operations.

The Company will evaluate whether there will be any financial impact from this matter and will include any such impact as part of its previously announced intention to issue 2013 guidance as part of its first quarter 2013 earnings call.

Private Securities Litigation Reform Act of 1995 —
A Caution Concerning Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the impact of the FDA’s actions on the Company’s operations.  The Company cautions that these forward-looking statements are subject to risks, uncertainties and assumptions, many of which are beyond Hospira’s control, that may cause actual results to differ materially from those indicated in the forward-looking statements, for a number of reasons, including without limitation, additional actions by or requests from the FDA, and unanticipated costs or delays associated with resolution of these matters.  Additional information concerning other factors is contained under the headings “Risk Factors” and “Management Discussion and Analysis of Financial Condition and Results of Operations” in Hospira’s latest Annual Report on Form 10-K filed with the Securities and Exchange Commission, which are incorporated by reference.  Hospira undertakes no obligation to release publicly any revisions to forward-looking statements as the result of subsequent events or developments.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned  hereunto duly authorized.

HOSPIRA, INC.

Dated: March 5, 2013	/s/ Royce Bedward
	By:	Royce Bedward
	Its:	Corporate Vice President, General Counsel and Secretary